Exhibit 10.4

EXECUTION VERSION

FORM OF SPONSOR SUPPORT AGREEMENT AND DEED

This SPONSOR SUPPORT AGREEMENT AND DEED (this “Agreement”) is made and entered into as of March 6, 2026, by and among SMART KREATE GROUP LIMITED, a Cayman Islands exempted company (“PubCo”), Smart Kreate Group Limited, a BVI business company (the “Company”), Quetta Acquisition Corporation, a Delaware corporation (“SPAC”), and Yocto Investments LLC, a Delaware limited liability company (“Sponsor”) and, solely for purposes of Article VI, Section 8.1 and Section 8.5 of this Agreement (and the other sections of this Agreement solely to the extent relating to Article VI, Section 8.1 and Section 8.5), certain individuals listed on Schedule A hereto, each of whom is a member of the SPAC Board or an officer of SPAC as of the date hereof (the “Insiders”). Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, PubCo, SPAC, SKG Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly owned subsidiary of PubCo (“Merger Sub 1”), SKG Merger Sub 2 Limited , a British Virgin Islands business company and a wholly owned subsidiary of PubCo (“Merger Sub 2”) and the Company are concurrently herewith entering into that certain Business Combination Agreement (as amended, restated or supplemented from time to time, the “Business Combination Agreement”), pursuant to which, among other things, (i) SPAC will merge with and into Merger Sub 1 (the “Initial Merger”), with Merger Sub 1 surviving the Initial Merger as a wholly owned subsidiary of PubCo, and (ii) following the Initial Merger, Merger Sub 2 will merge with and into the Company (the “Acquisition Merger”), with the Company surviving the Acquisition Merger as a wholly owned subsidiary of PubCo;

WHEREAS, Sponsor is, as of the date of this Agreement, the sole legal and beneficial owner of such number of shares of SPAC Common Stock (including any Founder Shares) and SPAC Rights set forth opposite Sponsor’s name on Schedule B hereto (such shares of SPAC Common Stock and SPAC Rights, together with any other Equity Securities of SPAC acquired by Sponsor after the date of this Agreement and during the term of this Agreement, collectively, the “Subject Shares”); and

WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, SPAC, the Company and PubCo have requested that Sponsor enter into this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement and the Business Combination Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Article I.
Representations and Warranties of Sponsor

Sponsor hereby represents and warrants to the Company, PubCo and SPAC as follows:

1.1 Organization and Standing. Sponsor has been duly formed and is validly existing and in good standing under the Laws of the State of Delaware and has all requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Sponsor is duly qualified or authorized to do business and is in good standing in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or authorization necessary, except where the failure to be so qualified, authorized or in good standing would not reasonably be expected to materially impair Sponsor’s ability to perform its obligations under this Agreement.

1.2 Authorization; Binding Agreement. Sponsor has all requisite limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary limited liability company action on the part of Sponsor, and no other proceedings on the part of Sponsor are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Sponsor and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a valid and binding obligation of Sponsor, enforceable against Sponsor in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other applicable Laws now or hereafter in effect affecting creditors’ rights generally and (b) as limited by applicable Laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

1.3 Governmental Approvals. No Governmental order on the part of Sponsor is required to be obtained or made in connection with the execution, delivery or performance by Sponsor of this Agreement or the consummation by Sponsor of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, an adverse effect on the ability of Sponsor to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by Sponsor do not and will not (a) conflict with or violate any provision of the Organizational Documents of Sponsor, (b) conflict with or violate any Law or Governmental Order applicable to Sponsor or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by Sponsor under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrance (other than Permitted Encumbrances) upon any of the properties or assets of Sponsor under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of Sponsor, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Sponsor to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.5 Subject Shares. Sponsor is the sole legal and beneficial owner of the SPAC Securities set forth opposite Sponsor’s name on Schedule B hereto, and all such SPAC Securities are owned by Sponsor free and clear of all Encumbrances, other than Encumbrances pursuant to this Agreement, the SPAC Letter Agreement (as defined below), the Organizational Documents of SPAC or applicable federal or state securities Laws. Sponsor does not own legally or beneficially any shares or rights of SPAC other than the SPAC Securities set forth opposite Sponsor’s name on Schedule B hereto. Sponsor has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement and the SPAC Letter Agreement. For the avoidance of doubt, the first sentence in this Section 1.5 refers to “beneficial owner” of the title to the SPAC Securities and does not refer to “beneficial owner” of such securities as the term is used under Section 13(d) of the Exchange Act.

1.6 Business Combination Agreement. Sponsor understands and acknowledges that SPAC, the Company and PubCo are entering into the Business Combination Agreement in reliance upon Sponsor’s execution and delivery of this Agreement. Sponsor has received a copy of the Business Combination Agreement and is familiar with the provisions of the Business Combination Agreement.

1.7 Adequate Information. Sponsor is a sophisticated shareholder and has adequate information concerning the business and financial condition of SPAC, PubCo and the Company to make an informed decision regarding this Agreement and the transactions contemplated by the Business Combination Agreement and has independently and without reliance upon SPAC, PubCo or the Company and based on such information as Sponsor has deemed appropriate, made its own analysis and decision to enter into this Agreement. Sponsor acknowledges that SPAC, PubCo and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Sponsor acknowledges that the agreements contained herein with respect to the Subject Shares held by Sponsor are irrevocable unless the Business Combination Agreement is terminated in accordance with its terms and shall only terminate upon the termination of this Agreement.

1.8 Restricted Securities. Sponsor understands that the Shareholder Merger Consideration that Sponsor may receive in connection with its Subject Shares and the Initial Merger will be “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, Sponsor must hold such Shareholder Merger Consideration indefinitely unless (a) they are registered with the SEC and qualified by state authorities, or (b) an exemption from such registration and qualification requirements is available, and that any certificates or book entries representing the PubCo Ordinary Shares shall contain a legend to such effect.

Article II.
Representations and Warranties of SPAC

SPAC hereby represents and warrants to Sponsor, the Company and PubCo as follows:

2.1 Organization and Standing. SPAC is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. SPAC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. SPAC is duly qualified or authorized to do business and is in good standing in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or authorization necessary, except where the failure to be so qualified, authorized or in good standing would not reasonably be expected to materially impair SPAC’s ability to perform its obligations under this Agreement.

2.2 Authorization; Binding Agreement. SPAC has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of SPAC and, other than the SPAC Stockholders’ Approval, no other corporate proceedings on the part of SPAC are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by SPAC and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3 Governmental Approvals. No Governmental Order on the part of SPAC is required to be obtained or made in connection with the execution, delivery or performance by SPAC of this Agreement or the consummation by SPAC of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

2.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by SPAC do not and will not (a) conflict with or violate any provision of the SPAC Charter, (b) conflict with or violate any Law or Governmental Order applicable to SPAC or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by SPAC under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of SPAC under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of SPAC, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article III.
Representations and Warranties of PubCo

PubCo hereby represents and warrants to the Company, Sponsor and SPAC as follows:

3.1 Organization and Standing. PubCo is an exempted company limited by shares duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. PubCo has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. PubCo is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

3.2 Authorization; Binding Agreement. PubCo has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of PubCo and no other corporate proceedings on the part of PubCo are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by PubCo and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of PubCo, enforceable against PubCo in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3 Governmental Approvals. No Governmental Order on the part of PubCo is required to be obtained or made in connection with the execution, delivery or performance by PubCo of this Agreement or the consummation by PubCo of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

3.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by PubCo will not (a) conflict with or violate any provision of Organizational Documents of PubCo, (b) conflict with or violate any Law or Governmental Order applicable to PubCo or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by PubCo under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of PubCo under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of PubCo, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article IV.
Representations and Warranties of the Company

The Company hereby represents and warrants to PubCo, Sponsor and SPAC as follows:

4.1 Organization and Standing. The Company is a business company with limited liability duly incorporated, validly existing and in good standing (to the extent such concept is recognized under applicable Law) under the Laws of the British Virgin Islands. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and the Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not reasonably be expected to prevent, materially delay or impair Company’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby.

4.2 Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of the Company and, other than the Company Shareholders’ Approval, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3 Governmental Approvals. No Governmental Order on the part of the Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

4.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by the Company will not (a) conflict with or violate any provision of Organizational Documents of the Company, (b) conflict with or violate any Law or Governmental Order applicable to the Company or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of the Company under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of the Company, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article V.
Agreement to Vote; Certain Other Covenants of Sponsor

Sponsor covenants and agrees with PubCo and the Company during the term of this Agreement as follows:

5.1 Agreement to Vote.

(a) In Favor of Initial Merger and the Transaction Proposals. At any meeting of the stockholders of SPAC or any class of stockholders of SPAC called to seek the SPAC Stockholders’ Approval, or at any adjournment or postponement thereof, or in connection with any written consent of the stockholders of SPAC or any class of stockholders of SPAC or in any other circumstances upon which a vote, consent or other approval with respect to the Business Combination Agreement, any other Transaction Documents, the Initial Merger, the other Transaction Proposals or any other Transaction is sought, Sponsor shall (i) if a meeting is held, appear at such meeting in person or by proxy or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including by class vote and/or written consent, if applicable) the Subject Shares in favor of granting the SPAC Stockholders’ Approval or, if there are insufficient votes in favor of granting the SPAC Stockholders’ Approval, in favor of the adjournment or postponement of such meeting of the stockholders of SPAC to a later date.

(b)  Against Other Transactions. At any meeting of stockholders of SPAC or any class of stockholders of SPAC or at any adjournment or postponement thereof, or in connection with any written consent of the stockholders of SPAC or in any other circumstances upon which Sponsor’s vote, consent or other approval is sought, Sponsor shall:

(i) if a meeting is held, appear at such meeting in person or by proxy or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum; and

(ii) vote (or cause to be voted) the Subject Shares (including by proxy, withholding class vote and/or written consent, if applicable) against (x) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Initial Merger), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by SPAC or any public offering of any Equity Securities of SPAC, (y) any SPAC Acquisition Proposal, and (z) any amendment of Organizational Documents of SPAC or other proposal or transaction involving SPAC or any of its Subsidiaries, which amendment or other proposal or transaction, would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by SPAC of, prevent or nullify any provision of the Business Combination Agreement, or any other Transaction Documents, the Initial Merger, the Acquisition Merger, any other Transaction or change in any manner the voting rights of any class of SPAC’s share capital.

(c)  Revoke Other Proxies. Sponsor represents and warrants that any proxies or powers of attorney heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies or powers of attorney have been or are hereby revoked, other than the voting and other arrangements under the SPAC Letter Agreement.

(d) Irrevocable Proxy and Power of Attorney. Sponsor hereby unconditionally and irrevocably grants to, and appoints the Company and any individual designated in writing by the Company, and each of them individually, as Sponsor’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Sponsor, to vote the Subject Shares, or grant a written consent or approval in respect of the Subject Shares in a manner consistent with Section 5.1. Sponsor understands and acknowledges that the Company and PubCo are entering into the Business Combination Agreement in reliance upon Sponsor’s execution and delivery of this Agreement. Sponsor hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 5.1(d) is given in connection with the execution of the Business Combination Agreement, and that such irrevocable proxy and power of attorney is given to secure the performance of the duties of Sponsor under this Agreement. Sponsor hereby further affirms that the irrevocable proxy and power of attorney is coupled with an interest and may under no circumstances be revoked. Sponsor hereby ratifies and confirms all that such proxy and attorney may lawfully do or cause to be done by virtue hereof. SUCH IRREVOCABLE PROXY AND POWER OF ATTORNEY IS EXECUTED AND INTENDED TO BE IRREVOCABLE. The irrevocable proxy and power of attorney granted hereunder shall only terminate upon the termination of this Agreement.

5.2 No Transfer. Other than (a) pursuant to this Agreement or (b) upon the consent of the Company, from the date of this Agreement until the date of termination of this Agreement, Sponsor shall not, directly or indirectly, (i) sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any Person other than pursuant to the Initial Merger; (ii) grant any proxies (other than as set forth in this Agreement or a proxy granted to a representative of Sponsor to attend and vote at a stockholders meeting which is voted in accordance with this Agreement) or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares; (iii) take any action that would make any representation or warranty of Sponsor herein untrue or incorrect, or have the effect of preventing or disabling Sponsor from performing its obligations hereunder; or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying Sponsor from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void. Sponsor hereby authorizes and requests SPAC or the Company to notify SPAC’s transfer agent that there is a stop transfer order with respect to all of the Subject Shares (and that this Agreement places limits on the voting of the Subject Shares). Sponsor agrees with, and covenants to, SPAC, PubCo and the Company that Sponsor shall not request that SPAC register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares in violation of this Section 5.2.

5.3 Waiver of Anti-Dilution Protection. Sponsor hereby irrevocably waives, forfeits and agrees not to exercise, assert or perfect any anti-dilution, conversion adjustment or similar protection with respect to any Founder Shares or other SPAC Securities in connection with the Transactions, whether arising under the SPAC Charter, the SPAC Letter Agreement, the Prospectus or any other agreement or instrument. Sponsor acknowledges that this Section 5.3 constitutes a written waiver of any such rights in connection with the Transactions and that such waiver shall survive the Acquisition Effective Time in accordance with Section 8.3.

5.4 Waiver of Dissenters’ Rights. Sponsor hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 262 of the DGCL and any other similar statute in connection with the Initial Merger and the Business Combination Agreement.

5.5 No Redemption. Sponsor irrevocably and unconditionally agrees that, from the date hereof and until the termination of this Agreement, Sponsor shall not elect to cause SPAC to redeem any Subject Shares now or at any time legally or beneficially owned by Sponsor, or submit or surrender any of its Subject Shares for redemption, in connection with the transactions contemplated by the Business Combination Agreement or otherwise.

5.6  New Shares. In the event that prior to the Initial Closing (i) any SPAC Securities or other securities are issued or otherwise distributed to Sponsor pursuant to any share dividend or distribution, or any change in any of the SPAC Securities or other share capital of SPAC by reason of any share split-up, subdivision, recapitalization, combination, reverse share split, consolidation, exchange of shares or otherwise, (ii) Sponsor acquires legal or beneficial ownership of any SPAC Securities after the date of this Agreement, including upon exercise of options or warrants or (iii) Sponsor acquires the right to vote or share in the voting of any SPAC Securities after the date of this Agreement (collectively, the “New Securities”), the terms “Subject Shares” shall be deemed to refer to and include such New Securities (including all such share dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

Article VI.
Sponsor and Insiders Lock-Up

6.1 Sponsor and Insiders Lock-Up. Subject to the consummation of the Initial Merger, Each of the Sponsor and the Insiders (each a “Subject Stockholder”) covenants and agrees not to, during the Applicable Period, without the prior written consent of the board of directors of PubCo, Transfer any PubCo Ordinary Shares or PubCo Rights received by such Subject Stockholder as a result of the Initial Merger and any PubCo Ordinary Shares received by such Subject Stockholder upon the exercise of PubCo Rights (the “Lock-Up Securities” of a Subject Stockholder); provided, however, that the foregoing shall not apply to (i) Transfers by the Sponsor (A) to another Person that is an affiliate of the Sponsor, or to any investment fund or other entity Controlling, Controlled by, managing or managed by or under common Control with the Sponsor or its affiliates or who shares a common investment advisor with the Sponsor; (B) as part of a distribution to members, partners or shareholders of the Sponsor via dividend or share repurchase; or (C) by gift to a charitable organization or to a charitable foundation; (ii) Transfers by virtue of the Laws of the state of the Sponsor’s organization and the Sponsor’s Organizational Documents upon dissolution of the Sponsor; (iii) Transfers relating to PubCo Ordinary Shares or other securities convertible into or exercisable or exchangeable for PubCo Ordinary Shares acquired in open market transactions after the Acquisition Closing; (iv) the entry, at any time after the Acquisition Closing, by the Sponsor into any trading plan providing for the sale of PubCo Ordinary Shares meeting the requirements of Rule 10b5-1(c) under the Exchange Act, provided that such plan does not provide for, or permit, the sale of any PubCo Ordinary Shares during the Applicable Period insofar as it relates to the applicable Lock-Up Securities and no public announcement or filing is voluntarily made or required regarding such plan during the Applicable Period insofar as it relates to the applicable Lock-Up Securities; (v) Transfers in the event of completion of a liquidation, merger, exchange of shares or other similar transaction which results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property; (vi) pledges of Lock-Up Securities by a holder thereof that create a mere security interest in such Lock-Up Securities pursuant to a bona fide loan or indebtedness transaction so long as such holder continues to control the exercise of the voting rights of such pledged Lock-Up Securities (as well as any foreclosure on such pledged Lock-Up Securities so long as the transferee in such foreclosure agrees to become a party to this Agreement and be bound by all obligations applicable to the relevant Subject Stockholder, provided that such agreement shall only take effect in the event that the transferee takes possession of the Lock-Up Securities as a result of foreclosure); (vii) with respect to a Subject Stockholder that is an Insider, Transfers (A) by gift to any member of such Subject Stockholder’s Immediate Family; (B) to a family trust, established for the exclusive benefit of such Subject Stockholder or any of his Immediate Family for estate planning purposes; (C) by virtue of laws of descent and distribution upon death of such Subject Stockholder; or (D) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; provided, further, however, that in the case of clauses (i), (ii), (vi), and (vii), these permitted transferees shall enter into a written agreement, in substantially the form of this Article VI, agreeing to be bound by the restrictions on Transfer of Lock-Up Securities applicable to the Transferring Subject Stockholder prior to such Transfer.

6.2 No Amendment or Waiver. Neither the Company nor PubCo shall amend or waive the lock-up restriction agreed with the Other Lock-Up Shareholders pursuant to Section 6.1 of the respective Shareholder Support Agreements unless the Company or PubCo, as the case may be, extends such amendment and/or waiver to each Subject Shareholder, under the same terms and conditions (including, for the avoidance of doubt, the timing of any release from such lock-up restriction) and on a pro rata basis. The Company and PubCo shall provide at least five (5) Business Days’ advance written notice to each Subject Stockholder of any such amendment or waiver.

6.3 Certain Definitions For purposes of this Article VI:

(a) “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act;

(b) “Applicable Period” means the period commencing on the Acquisition Closing Date and ending on the earlier of (i) the date that is nine (9) months following the Acquisition Closing Date, and (ii) the consummation of a liquidation, merger, share exchange or other similar transaction involving PubCo pursuant to which all holders of PubCo Ordinary Shares have the right to exchange their PubCo Ordinary Shares for cash, securities or other property.

(c) “Immediate Family” shall mean, as to a natural person, such individual’s spouse, former spouse, domestic partner, child (including by adoption), father, mother, brother or sister, and lineal descendant (including by adoption) of any of the foregoing persons; and

(d) “Other Lock-Up Shareholders” means the “Shareholders” as defined in the respective Shareholder Support Agreements.

Article VII.
Put and Call Options; Sharing of Fees

7.1 Put and Call Options.

(a) Put Option. Subject to the terms and conditions of this Section 7.1, for a period of twelve (12) months following the Acquisition Closing (the “Put Option Period”), Sponsor shall have the right, but not the obligation (the “Put Option”), to require PubCo to purchase up to 800,000 PubCo Class A Ordinary Shares held of record by Sponsor as of immediately following the Acquisition Closing and that remain outstanding and untransferred at the time of exercise (the “Put Option Shares”), at a purchase price of $4.00 per share (the “Put Option Price”). The Put Option may be exercised in whole or in part from time to time during the Put Option Period.

(b) Call Option. Subject to the terms and conditions of this Section 7.1, during the Put Option Period, PubCo (or any of its Affiliates designated by PubCo) shall have the right, but not the obligation (the “Call Option”), to purchase from Sponsor: (i) up to 800,000 PubCo Class A Ordinary Shares at a purchase price of $4.00 per share; and (ii) up to an additional 700,000 PubCo Class A Ordinary Shares (the “Call Option Shares”) at a purchase price of $6.00 per share (the “Call Option Price”). The Call Option may be exercised in whole or in part from time to time during the Put Option Period. For the avoidance of doubt, the exercise of the Call Option shall be independent of, and shall not be conditioned upon, the exercise (or non-exercise) of the Put Option, except that in no event shall the aggregate number of PubCo Class A Ordinary Shares purchased pursuant to this Section 7.1 exceed the number of shares then held by Sponsor.

(c) Exercise Procedure; Closing.

(i) Any exercise of the Put Option or Call Option shall be effected by written notice (an “Exercise Notice”) delivered to the other party specifying: (A) the number of Put Option Shares or Call Option Shares (as applicable) to be purchased; (B) the applicable per-share purchase price; and (C) the proposed closing date (which shall comply with clause (ii) below).

(ii) The closing of any purchase and sale pursuant to this Section 7.1 (each, an “Option Closing”) shall occur on the tenth (10th) Business Day following delivery of the applicable Exercise Notice (or such other date as the parties may mutually agree in writing), subject to satisfaction of the conditions set forth herein.

(iii) At the Option Closing:

(A)	PubCo shall pay the aggregate purchase price, subject to any set-off in accordance with Section 7.2 hereof and Section 7.06(c) and Section 11.06(b) of the Business Combination Agreement, by wire transfer of immediately available funds to an account designated by the Sponsor; and

(B)	the Sponsor shall transfer to PubCo good and valid title to the applicable Put Option Shares or Call Option Shares (as applicable), free and clear of all Encumbrances (other than restrictions arising under applicable Laws or the Transaction Documents), together with all necessary instruments of transfer.

(d) Adjustment. If, prior to any Option Closing, there shall occur any stock split, reverse stock split, stock dividend, recapitalization, reclassification, combination, subdivision or other similar event affecting the PubCo Class A Ordinary Shares, the number of shares subject to purchase and the applicable per-share purchase price shall be equitably adjusted in a manner intended to preserve the economic intent of this Section 7.1.

(e) Specific Performance. The parties acknowledge that irreparable damage would occur in the event of any breach. Accordingly, subject to the terms and limitations set forth herein, each party shall be entitled to specific performance and injunctive relief to enforce the provisions of this Section 7.1, in addition to any other remedy available at law or in equity.

(f) Compliance; Restrictive Actions. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document:

(i) the exercise and consummation of the Put Option or the Call Option shall be subject to compliance with applicable Law, the PubCo Charter, applicable Nasdaq listing requirements and the availability of legally available funds; and

(ii) during the Put Option Period, PubCo shall not take any action in bad faith that is specifically intended to prevent or materially impair the Sponsor’s ability to exercise the Put Option in accordance with its terms; provided, however, that nothing herein shall limit or restrict PubCo or its board of directors from taking any action required by, or consistent with, its fiduciary duties, applicable Law, Nasdaq listing requirements or the PubCo Charter.

7.2 Sharing of Fees.

(a) Deferred Underwriting Fee.

(i) Renegotiation. SPAC shall use its commercially reasonable efforts to enter into an amendment (the “Amendment to the Underwriting Agreement”) to that certain underwriting agreement, dated October 5, 2023, by and between SPAC and EF Hutton, division of Benchmark Investments, LLC (the “SPAC Underwriter”), with respect to the outstanding and unpaid underwriting fee in the aggregate amount of $2,415,000 (the “Deferred Underwriting Fee”), for the purpose of reducing and restructuring the Deferred Underwriting Fee in accordance with this Section 7.2(a). The Amendment to the Underwriting Agreement shall provide, among others, that (i) the cash portion of the Deferred Underwriting Fee shall not exceed $500,000 (the “Cash Component”); and (ii) the remaining portion of the Deferred Underwriting Fee in an aggregate amount not to exceed $1,915,000 (the “Share Component”) shall be satisfied by receiving PubCo Class A Ordinary Shares or other Equity Securities of PubCo on the twenty-four (24) month anniversary of the Acquisition Closing, on terms and conditions substantially consistent with this Section 7.2(a) and reasonably satisfactory to each of the Company and SPAC, with the specific terms to be set forth in the Amendment to the Underwriting Agreement. The Amendment to the Underwriting Agreement shall further provide that the SPAC Underwriter irrevocably waives any and all rights, claims or entitlement to the Trust Account with respect to the Deferred Underwriting Fee and releases SPAC, PubCo, Company and their respective Affiliates from any obligation to satisfy the Deferred Underwriting Fee from the Trust Account. The Deferred Underwriting Fee, as amended pursuant to the Amendment to the Underwriting Agreement, shall constitute the SPAC Underwriter’s sole and exclusive entitlement with respect to any deferred underwriting compensation, and the SPAC Underwriter shall have no further right of recourse against the Trust Account. Any Equity Securities received by the SPAC Underwriter in satisfaction of the Share Component shall be subject to customary lock-up provisions and shall be held by the SPAC Underwriter in compliance with applicable securities Laws and the rules of the applicable stock exchange. SPAC shall not enter into any Amendment to the Underwriting Agreement that increases the aggregate Deferred Underwriting Fee above $2,415,000 or is otherwise materially inconsistent with the terms set forth in this Section 7.2(a) without the prior written consent of the Company. SPAC shall provide the Company with a copy of the executed Amendment to the Underwriting Agreement prior to the Initial Closing.

(ii) Allocation. Subject to the consummation of the Acquisition Closing and limited to the Deferred Underwriting Fee as actually renegotiated and documented pursuant to Section 7.2(a)(i), the parties hereto agree that: (i) the Cash Component shall be borne equally by Sponsor and the Company; and (ii) the Share Component shall be allocated as follows: (A) the first $1,000,000 of the Share Component shall be borne by the Company; and (B) the portion of the Share Component in excess of $1,000,000 shall be borne equally by the Company and Sponsor. The portion of the Cash Component and the Share Component allocated to each of the Company and Sponsor pursuant to this Section 7.2(a)(ii) shall be referred to herein as such party’s “Allocated Cash Component” and “Allocated Share Component” (as applicable).

(iii) Sponsor Payment Mechanics; Set-Off.

(A)	Sponsor shall satisfy its Allocated Cash Component either (x) by directly paying such amount to the applicable SPAC Underwriter, or (y) by delivering written notice to PubCo requesting that PubCo pay such amount on its behalf, in which case any amount so paid by PubCo shall be set off against, and reduce on a dollar-for-dollar basis, any cash consideration otherwise payable by PubCo to Sponsor upon the exercise by Sponsor or PubCo of the Put Option or Call Option (as the case may be), in accordance with Section 7.1.

(B)	Sponsor shall satisfy its Allocated Share Component by transferring to the SPAC Underwriter a number of PubCo Class A Ordinary Shares received by it as Initial Merger Consideration in the Initial Merger calculated in accordance with the terms and conditions of the Amendment to the Underwriting Agreement. Sponsor shall ensure that it retains a sufficient number of PubCo Shares to satisfy such obligation.

(b) SPAC Transaction Expenses. Sponsor shall be solely responsible for any SPAC Transaction Expenses in excess of the SPAC Transaction Expenses Cap (such excess, the “Excess SPAC Expenses”). To the extent any Excess SPAC Expenses are paid or borne by PubCo, PubCo shall be entitled to recover the amount thereof from the Sponsor, and may, at its election, satisfy such amount by way of set-off against any cash otherwise payable by PubCo to the Sponsor upon the exercise by the Sponsor or PubCo of the Put Option or Call Option (as applicable) in accordance with Section 7.1 hereof.

Article VIII.
Additional Agreements of the Parties

8.1 Sponsor Affiliate Agreements.

(a) Each of Sponsor and SPAC hereby agree that, from the date hereof until the termination of this Agreement, neither Sponsor nor SPAC shall, nor shall they agree to, amend, modify, waive or vary that certain letter agreement dated October 5, 2023 by and among SPAC, Sponsor and the other parties thereto (the “SPAC Letter Agreement”), except as expressly contemplated by this Agreement, the Business Combination Agreement or any other Transaction Document.

(b) Each of Sponsor and SPAC hereby agree that each agreement as of the Acquisition Effective Time between SPAC (or any of its Subsidiaries), on the one hand, and Sponsor or any of Sponsor’s Affiliates (other than SPAC or any of SPAC’s Subsidiaries), on the other hand (but excluding any Transaction Document and the SPAC Letter Agreement) (such agreements, collectively, the “Sponsor Affiliate Agreements”) will be terminated effective as of the Acquisition Effective Time, and thereupon shall be of no further force or effect, without any further action on the part of any of the Sponsor or SPAC, and on and from the Acquisition Effective Time neither SPAC, the Sponsor, nor any of their respective affiliates or subsidiaries shall have any further rights, duties, liabilities or obligations under any of the Sponsor Affiliate Agreements and each of Sponsor and SPAC (for and on behalf of its Affiliates and Subsidiaries) hereby releases in full any and all claims with respect thereto with effect on and from the Acquisition Effective Time. Additionally, each of the Sponsor, SPAC and Insiders hereby agrees that the restrictions on Transfer of the Lock-Up Securities under Section 6.1 shall supersede and replace the Sponsor’s and each applicable Insider’s respective obligations in respect of lock-up and transfer provisions currently contained in Sections 5(a), 5(b) and 5(c) of the SPAC Letter Agreement (the “Original Sponsor Lockup”), and such Original Sponsor Lockup shall terminate and be of no further force or effect, in each case effective upon the Acquisition Effective Time.

8.2 Mutual Release.

(a) Sponsor Release. Sponsor, on its own behalf and on behalf of each of its Affiliates (other than SPAC or any of SPAC’s Subsidiaries) and each of its and their successors, assigns and executors (each, a “Sponsor Releasor”), effective as at the Acquisition Effective Time, shall be deemed to have, and hereby does, irrevocably, unconditionally, knowingly and voluntarily release, waive, relinquish and forever discharge PubCo, the Company, SPAC, their respective Subsidiaries and each of their respective successors, assigns, heirs, executors, officers, directors, partners, managers and employees (in each case in their capacity as such) (each, a “Sponsor Releasee”), from (x) any and all obligations or duties PubCo, the Company, SPAC or any of their respective Subsidiaries has prior to or as of the Acquisition Effective Time to such Sponsor Releasor or (y) all claims, demands, Liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any Sponsor Releasor has prior to or as of the Acquisition Effective Time, against any Sponsor Releasee arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Acquisition Effective Time (except in the event of fraud on the part of a Sponsor Releasee); provided, however, that nothing contained in this Section 8.2(a) shall release, waive, relinquish, discharge or otherwise affect the rights or obligations of any party (i) arising under this Agreement, the Business Combination Agreement, the other Transaction Documents or SPAC’s Organizational Documents, including the right to receive PubCo Class A Ordinary Shares at the Initial Merger Effective Time and for any amounts owed pursuant to the terms set forth therein, (ii) for indemnification or contribution, in any Sponsor Releasor’s capacity as an officer or director of SPAC, (iii) arising under any then-existing insurance policy of SPAC, (iv) pursuant to a contract and/or policy of SPAC, to reimbursements for reasonable and necessary business expenses incurred and documented prior to the Acquisition Effective Time, provided that such expenses shall be paid at the Acquisition Closing, or (v) for any claim for fraud.

(b) Company Release. Each of PubCo, the Company, SPAC and their respective Subsidiaries and each of its and their successors, assigns and executors (each, a “Company Releasor”), effective as at the Acquisition Effective Time, shall be deemed to have, and hereby does, irrevocably, unconditionally, knowingly and voluntarily release, waive, relinquish and forever discharge Sponsor and its respective successors, assigns, heirs, executors, officers, directors, partners, members, managers and employees (in each case in their capacity as such) (each, a “Company Releasee”), from (x) any and all obligations or duties such Company Releasee has prior to or as of the Acquisition Effective Time to such Company Releasor, (y) all claims, demands, Liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any Company Releasor has, may have or might have or may assert now or in the future, against any Company Releasee arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Acquisition Effective Time (except in the event of fraud on the part of a Company Releasee); provided, however, that nothing contained in this Section 8.2(b) shall release, waive, relinquish, discharge or otherwise affect the rights or obligations of any party (i) arising under this Agreement, the Business Combination Agreement or the other Transaction Documents or (ii) for any claim for fraud.

8.3 Termination. This Agreement shall terminate upon the earliest of (i) the Acquisition Effective Time (provided, however, that upon such termination, Section 5.4, Article VI, Article VII, Section 8.1 and Section 8.3 shall survive in accordance with its terms) and (ii) the termination of the Business Combination Agreement in accordance with its terms, and upon such termination, no party shall have any liability hereunder other than for its actual fraud or for its willful and material breach of this Agreement prior to such termination.

8.4 Additional Matters. Sponsor shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as SPAC, the Company or PubCo may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and the other Transaction Documents and (ii) refrain from exercising any veto right, consent right or similar right (whether under the SPAC Charter or the DECL) which would impede, disrupt, prevent or otherwise adversely affect the consummation of the Initial Merger or any other Transaction.

8.5 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, nothing herein will be construed to limit or affect any action or inaction by any Insider serving as a director, officer, employee or fiduciary of SPAC or PubCo (as the case may be).

Article IX.
General Provisions

9.1 Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company, PubCo and SPAC in accordance with Section11.03 of the Business Combination Agreement and to Sponsor at its address set forth set forth on Schedule B hereto (or at such other address for a party as shall be specified by like notice).

9.2 Miscellaneous. The provisions of Section 1.02 and Article XI of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Signature pages follow]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:
SMART KREATE GROUP LIMITED

Signature:	/s/ CHIU Ka Ki

Name:	CHIU Ka Ki

Title:	Director

In the presence of:

Witness

Signature:	/s/ CHUNG Kit Ha

Print Name:	CHUNG Kit Ha

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:
Quetta Acquisition Corporation

Signature:	/s/ Zihan Chen

Name:	Zihan Chen

Title:	Chief Executive Officer and Director

In the presence of:

Witness

Signature:	/s/ Hui Chen

Print Name:	Hui Chen

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:
Yocto Investment LLC

Signature:	/s/ Chen Chen

Name:	Chen Chen

Title:	Authorised Signatory

In the presence of:

Witness

Signature:	/s/ Hui Chen

Print Name:	Hui Chen

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:
Smart Kreate Group Limited

Signature:	/s/ CHIU Ka Ki

Name:	CHIU Ka Ki

Title:	Director

In the presence of:

Witness

Signature:	/s/ CHUNG Kit Ha

Print Name:	CHUNG Kit Ha

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED by:

ZIHAN CHEN, solely in his capacity as the Chief Executive Officer and Director of SPAC:

Signature:	/s/ Zihan Chen

Name:	Zihan Chen

In the presence of:

Witness

Signature:	/s/ Hui Chen

Print Name:	Hui Chen

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED by:

ROBERT L. LABBE, solely in the capacity as Chief Financial Officer and Director of SPAC:

Signature:	/s/ Rober Labbe

Name:	Robert Labbe

In the presence of:

Witness

Signature:	/s/ Hui Chen

Print Name:	Hui Chen

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED by:

DANIEL MCCABE, solely in his capacity as a Director of SPAC:

Signature:	/s/ Daniel McCabe

Name:	Daniel McCable

In the presence of:

Witness

Signature:	/s/ Hui Chen

Print Name:	Hui Chen

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED by:

PING ZHANG, solely in the capacity as a Director of SPAC:

Signature:	/s/ Ping Zhang

Name:	Ping Zhang

In the presence of:

Witness

Signature:	/s/ Hui Chen

Print Name:	Hui Chen

[Signature Page to Sponsor Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED by:

QI GONG, solely in the capacity as a Director of SPAC:

Signature:	/s/ Qi Gong

Name:	Qi Gong

In the presence of:

Witness

Signature:	/s/ Hui Chen

Print Name:	Hui Chen

[Signature Page to Sponsor Support Agreement and Deed]